UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported Event): February 26, 2014 (February 25, 2014)

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14315		76-0127701
(Commission File Number)		(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

(281) 897-7788

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of George L. Ball

On February 25, 2014, the board of directors (the “Board”) of NCI Building Systems, Inc. (“NCI” or the “Company”) appointed George L. Ball as a Class III director of the Company and a member of the Audit Committee and Compensation Committee, effective that day, to fill a vacancy on the Board. Mr. Ball, along with other Class III directors, will stand for re-election at the Company’s annual meeting of stockholders in 2017.

In connection with its decision to appoint Mr. Ball to the Board, the Board determined that Mr. Ball will be an “independent” director, as independence is defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and under NYSE listing standards.

Mr. Ball will receive compensation in accordance with the Company’s standard director compensation arrangement as described in its definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2014 (the “2014 Proxy Statement”) . In connection with his appointment, Mr. Ball will enter into a standard indemnification agreement with the Company, which form is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2008, and is incorporated herein by reference.

The information in Item 8.01 below is incorporated herein by reference.

(e)	Senior Executive Bonus Plan

On December 12, 2013, the Company’s Compensation Committee adopted the NCI Senior Executive Bonus Plan (the “Bonus Plan”), subject to approval of its stockholders. At the Annual Meeting of Stockholders held on Tuesday, February 25, 2014 (the “Annual Meeting”), the Company’s stockholders approved the Bonus Plan.

A description of the Bonus Plan is set forth in the 2014 Proxy Statement, and is qualified in its entirety by reference to the full text of the Bonus Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to By-Laws

On and effective February 25, 2014, the Board approved, authorized and adopted the Fourth Amended and Restated By-Laws of the Company (the “By-Laws”). The following is a summary of changes effected by the adoption of the By-Laws, which is qualified in its entirety by reference to the By-Laws filed as Exhibit 3.1 hereto and incorporated by reference herein.

Article III, Sections 4, 5, 6 and 16 were amended to clarify the circumstances under which compliance with certain provisions of Section 3.1 of the Stockholders Agreement, dated as of October 20, 2009, by and among the Company and certain of its stockholders (the “Stockholders Agreement”) is required in connection with the nomination, appointment and removal of members of the Company’s Board or committees thereof.

Item 5.07 Submission of Matters to a Vote of Security Holders.

     The number of shares present in person and/or by proxy at the Annual Meeting was 71,830,883 representing approximately 96% of the 74,738,310 shares of common stock issued and outstanding on January 14, 2014, which was the record date for the determination of the stockholders entitled to vote at the meeting. At the Annual Meeting, the stockholders of the Company (i) elected Norman C. Chambers, Kathleen J. Affeldt, and Nathan K. Sleeper as Class III directors to serve until the annual meeting of stockholders to be held in 2017, (ii) approved the Bonus Plan, (iii) provided advisory approval of the Company’s compensation philosophy and the compensation of the Company’s named executive officers as disclosed in the 2014 Proxy Statement, (iv) approved, on an advisory basis, the three-year option for the frequency of the stockholders’ advisory vote to approve the compensation of the Company’s named executive officers, and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 2, 2014.

Of the 71,830,883 shares of common stock of the Company present at the Annual Meeting, in person or by proxy, the following table shows the votes cast for, against, abstain and non-votes for each of the nominees for director:

Nominee	For	Against	Abstain	Non-Votes
Class III:
Norman C. Chambers	67,897,325	583,598	1,636	3,348,324

Kathleen J. Affeldt	68,176,247	304,266	2,046	3,348,324

Nathan K. Sleeper	64,686,137	3,794,336	2,086	3,348,324

In addition to Norman C. Chambers, Kathleen J. Affeldt, Nathan K. Sleeper and George L. Ball, each of the following persons has a term of office as a director of the Company that continues after the Annual Meeting: James G. Berges, Lawrence J. Kremer, John J. Holland, Gary L. Forbes, George Martinez and Jonathan L. Zrebiec.

The stockholders of the Company approved the Senior Executive Bonus Plan by the following vote:

For	Against	Abstain	Non-Votes
66,445,464	2,029,996	7,099	3,348,324

The stockholders of the Company approved, on an advisory basis, the compensation philosophy and the compensation of the Company’s named executive officers as disclosed in the 2014 Proxy Statement, by the following vote:

For	Against	Abstain	Non-Votes
68,438,086	35,402	9,071	3,348,324

The stockholders of the Company approved, on an advisory basis, the three-year option for how frequently stockholders’ advisory votes to approve executive compensation of the Company’s named executive officers shall take place by the following vote:

Three-Year Option	Two-Year Option	One-Year Option	Abstain	Non-Votes
57,902,657	941,267	7,798,733	1,839,902	3,348,324

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014 by the following vote:

For	Against	Abstain	Non-Votes
71,477,730	349,016	4,137	0

Item 8.01 Other Events.

On February 26, 2014, the Company issued a press release regarding the appointment of Mr. Ball as a director to the Company’s Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Fourth Amended and Restated By-laws of the Company
10.1	NCI Senior Executive Bonus Plan
99.1	Press Release dated February 26, 2014

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, General Counsel & Secretary
February 26, 2014

EXHIBIT INDEX

Exhibit Number	Description
3.1	Fourth Amended and Restated By-laws of the Company
10.1	NCI Senior Executive Bonus Plan
99.1	Press Release dated February 26, 2014